Exhibit 99.1

OptimizeRx Sets Fourth Quarter and Full Year 2020 Conference Call for Wednesday, February 24, 2021 at 4:30 p.m. ET

ROCHESTER, Mich. – February 18, 2021 – OptimizeRx Corporation (Nasdaq: OPRX), a leading provider of digital health solutions for life science companies, physicians and patients, will hold a conference call on Wednesday, February 24, 2021 at 4:30 p.m. Eastern time to discuss its results for the fourth quarter and full year ended December 31, 2020. OptimizeRx management will host the call, followed by a question and answer period.

As earlier reported, the company expects to report record revenue for the quarter of more than $16 million, up 117% from the same year-ago quarter, along with positive GAAP net income.

On the call, management will review how this organic growth has been driven by the increasing use of the company’s digital health network by life science companies, allowing them to engage providers and patients at key touchpoints along the care journey.

The full financial results for the quarter and full year 2020 will be issued in a press release prior to the call.

Conference Call Information

Date: Wednesday, February 24, 2021

Time: 4:30 p.m. Eastern time (1:30 p.m. Pacific time)

Toll-free dial-in number: 1-800-437-2398

International dial-in number: 1-323-289-6576

Conference ID: 9166514

Please call the conference telephone number five minutes prior to the start time. An operator will register your name and organization. If you have any difficulty connecting with the conference call, please contact CMA at 1-949-432-7566.

A replay of the call will be available after 7:30 p.m. Eastern time on the same day through March 17, 2021, as well as available for replay via the Investors section of the OptimizeRx website at www.optimizerx.com/investors.

Toll-free replay number: 1-844-512-2921

International replay number: 1-412-317-6671

Replay ID: 9166514

About OptimizeRx

OptimizeRx is a digital health company that provides communications solutions for life science companies, physicians and patients. Connecting over half of healthcare providers in the U.S. and millions of patients through a proprietary network, the OptimizeRx digital health platform helps patients afford and stay on medications. The platform unlocks new patient and physician touchpoints for life science companies along the patient journey, from point-of-care, to retail pharmacy, through mobile patient engagement.

Important Cautions Regarding Forward-Looking Statements

Certain information contained in this press release includes “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995, including statements related to the gross proceeds we expect to receive from the offering, the expected use of the net proceeds from the offering and the expected date of the closing of the offering. We may, in some cases use terms such as “expects,” “plans,” “will” or other words that convey uncertainty of the future events or outcomes to identify these forward-looking statements. Our forward-looking statements are based on current expectations that involve risks, potential changes in circumstances, assumptions and uncertainties. Any or all of the forward-looking statements may turn out to be wrong, or be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties as a result of various important factors, including the uncertainties related to market conditions and the completion of the public offering on the anticipated terms, or at all. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to our business in general, please refer to our preliminary prospectus supplement filed with the Securities and Exchange Commission (SEC) on February 8, 2021 under the heading “Risk Factors” and those documents incorporated by reference therein, which includes our Annual Report on Form 10-K filed with the SEC on March 26, 2020. You are cautioned not to place undue reliance on these forward-looking statements, which are made only as of the date of this press release. We undertake no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

OptimizeRx Contact

Doug Baker, CFO

Tel (248) 651-6568 x807

dbaker@optimizerx.com

Media Relations Contact

Maira Alejandra, Media Relations Manager

Tel (754) 245-7070

malejandra@optimizerx.com

Investor Relations Contact

Ron Both, CMA

Tel (949) 432-7557

Email Contact